EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statements: Registration Statement No. 33-80943; Registration
Statement No. 33-80941; Registration Statement No. 33-80801; Registration Statement No. 333-06561; and Registration Statement No. 333-06567.



                                                          ARTHUR ANDERSEN LLP


Washington, D.C.
March 27, 1998



                                      E-3